                                                                    Exhibit 99.2

                              THE GILLETTE COMPANY

                          NOTICE OF GUARANTEED DELIVERY

                                  FOR TENDER OF
                            4% SENIOR NOTES DUE 2005

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the offer (the "Exchange Offer") of The Gillette Company ("Gillette") to exchange any and all of Gillette's outstanding 4% Senior Notes due 2005 (the "Original Notes") for a like principal amount of its new 4% Senior Notes due 2005 (the "Exchange Notes") which have been registered under the Securities Act of 1933 if:

     (1) the procedures for delivery by book-entry transfer cannot be completed on a timely basis;

     (2)  certificates for the Original Notes are not immediately available; or

     (3) the Original Notes, the Letter of Transmittal and all other required documents cannot be delivered to Bank One, N.A. (the "Exchange Agent") on or prior to ___________, 2002 (the "Expiration Date").

     This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission to the Exchange Agent. See "The Exchange Offer - Guaranteed Delivery Procedures" in the Prospectus dated ___________, 2002 (as the same may be amended or supplemented from time to time, the "Prospectus").


     _______________________________________________________________________

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
            NEW YORK CITY TIME, ON __________, 2002, UNLESS EXTENDED.
     _______________________________________________________________________

                  The Exchange Agent for the Exchange Offer is:

                         BANK ONE, NATIONAL ASSOCIATION

By Mail or Hand Delivery:           Facsimile Transmission   Confirm by Telephone:

Bank One National Association           (312) 407-8853           (800) 524-9472
One North State Street, 9th Floor
Chicago, IL 60602
Attention: Exchanges

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     If you have any questions regarding how to complete this Notice of Guaranteed Delivery, please contact the Exchange Agent by telephone at (800) 524-9472.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

     If you elect to use this procedure, you must guarantee that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of this Notice of Guaranteed Delivery, certificates for the Original Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) or an Agent's Message (as defined in the Letter of Transmittal), and any other required documents, will be deposited by an Eligible Institution (as defined below) with the Exchange Agent.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to Gillette, upon the terms and subject to the conditions of the Exchange Offer as set forth in the Prospectus and the related Letter of Transmittal, the aggregate principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." Receipt of the Prospectus and Letter of Transmittal is hereby acknowledged.

     All authority herein conferred or agreed to be conferred in this Notice of Guaranteed Delivery and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, and legal representatives of the undersigned and shall not be affected by and shall survive the death or incapacity of the undersigned.

Aggregate Principal Amount Tendered:*

___________________________________      _______________________________________
                                         Name(s) of Registered Holder(s) -
                                         Please Print

___________________________________      _______________________________________
                                         Address of Registered Holder(s)


___________________________________      _______________________________________
                                         Zip Code

*Denominations of $1000 or integral      _______________________________________
multiples thereof                        Area Code and Telephone No.


Check box if Original Notes will be      _______________________________________
delivered by book-entry transfer         Name(s) of Authorized Signatory
and provide account number.

[ ]  Book-Entry Transfer                 _______________________________________
                                         Capacity

DTC Account Number:________________      _______________________________________
                                         Address(es) of Authorized Signatory

Date:______________________________      _______________________________________
                                         Area Code and Telephone No.

                                         _______________________________________


                                         _______________________________________
                                         Signature(s) of Record Holder or
                                         Authorized Signatory

                                         Dated:_________________________________


     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Original Notes tendered hereby exactly as their name(s) appear on the certificates for such Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) of such Original Notes by endorsements and documents submitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in the fiduciary or representative capacity, such person must provide the preceding information and, unless waived by Gillette, submit with the Letter of Transmittal evidence satisfactory to Gillette of such person's authority to so act.

     THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.

                              GUARANTEE OF DELIVERY

                    (Not to be used for signature guarantee)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (1) a bank; (2) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (3) a credit union;
(4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent at its address set forth above, either the Original Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Notes to the Exchange Agent's account at DTC, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof or Agent's Message (as defined in the Letter of Transmittal) in lieu thereof) and any other required documents within three NYSE trading days after the Expiration Date. The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and the Original Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


Name of Firm: __________________________________________________________________

Address:________________________________________________________________________
                                                               (Zip Code)

Area Code and Telephone Number:  _______________________________________________

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________
                              Please Type or Print

Title: _________________________________________________________________________

Dated: _______________, 2002



NOTE: DO NOT SEND ORIGINAL NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF ORIGINAL NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.


                                      -3-